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                             JPMORGAN SELECT FUNDS

                       JPMORGAN SELECT EQUITY INCOME FUND
                     JPMORGAN SELECT LARGE CAP GROWTH FUND

                        SUPPLEMENT DATED AUGUST 30, 2002
                      TO THE PROSPECTUS DATED MAY 1, 2002

    The Board of Trustees of the JPMorgan Select Equity Income Fund and the JPMorgan Select Large Cap Growth Fund has decided that it is in the best interests of the Funds and their respective shareholders to change each Fund's name, investment objective and investment strategy.

    The JPMorgan Select Equity Income Fund will be renamed the JPMorgan Tax Aware Large Cap Value Fund. Its investment objective will be to seek to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities. Pursuant to the JPMorgan Select Equity Income Fund's new strategy, the adviser will seek to invest in companies that are identified as undervalued according to its proprietary research.

    The JPMorgan Select Large Cap Growth Fund will be renamed the JPMorgan Tax Aware Large Cap Growth Fund. Its objective will be to seek to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

    In connection with the Funds' new tax aware approach, the Funds will seek to reduce, but not eliminate, taxes incurred by shareholders in connection with the distribution of realized capital gains. Dividend income earned by the Funds will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Funds at a gain.

    It is expected that the changes will be effective on or about October 31, 2002, at which time a new prospectus setting forth the details will be distributed.

                                                                   SUP-SELPR-802